Rule 497(e) File
                                                                    No. 333-9217

                               ORCHARD SERIES FUND

                       Supplement dated August 10, 1999 to
                          the March 1, 1999 Prospectus


     The Orchard Preferred Stock Fund, Orchard Index European Fund and Orchard Index Pacific Fund are closed to new purchases and exchanges effective July 26, 1999.

     Any person attempting to purchase shares of or effect exchanges involving, these Funds will be contacted immediately to discuss alternate arrangements. If you fail to make alternate arrangements, purchase orders involving these Funds will be returned to you with a request that you provide alternate allocation instructions. Exchange transactions involving these Funds will not be processed since these Funds are no longer available for purchase; we will contact you immediately to determine if you still wish to exchange out of the Fund in which are invested.